UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BlackRock Utilities and Telecommunications Fund, Inc.
BlackRock Focus Value Fund, Inc.
BlackRock FundsSM
BlackRock Healthcare Fund, Inc.
BlackRock Global Growth Fund, Inc.
BlackRock Bond Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BlackRock Utilities and Telecommunications Fund, Inc. BlackRock Focus Value Fund, Inc. BlackRock Small/Mid-Cap Growth Portfolio	BlackRock Healthcare Fund, Inc. BlackRock Global Growth Fund, Inc. BlackRock High Income Fund

IMPORTANT NOTICE:

SHAREHOLDER MEETINGS ADJOURNED UNTIL AUGUST 25, 2011
PLEASE CALL 866-963-6126 NOW TO CAST YOUR VOTE
MAKE SURE YOUR VOICE AS A SHAREHOLDER IS HEARD BY VOTING YOUR SHARES AS SOON AS POSSIBLE.

Dear Shareholder:

We need your help! We recently mailed you proxy materials relating to proposals to be voted on at Special Meetings of Shareholders for the funds listed above that were convened on June 24, 2011. The meetings have been adjourned to allow shareholders more time to submit their voting instructions. The adjourned meetings will be held on August 25, 2011 at 9:30 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 1 University Square Drive, Princeton, NJ 08540-6455. This letter was sent because you held shares in one or more of the funds on the record date and we have not received your vote.

You may feel that you do not own enough shares to make a difference, but the Fund has thousands of other investors just like you. Therefore, every vote registered is extremely important to the outcome of your Fund.

VOTING NOW HELPS TO AVOID ADDITIONAL EXPENSES AND UNNECESSARY COMMUNICATIONS TO SHAREHOLDERS AND ELIMINATES UNNECESSARY PHONE CALLS

For the reasons set forth in the proxy materials previously mailed to you, the Board of Directors/Trustees of each fund unanimously recommends that you vote “For” the approval of the proposals.

Please vote using one of the following options:

1.

CALL TOLL FREE 866-963-6126

To speak with a live proxy services representative. Please call Monday through Friday 9:00 AM to 11:00 PM (ET), and Saturday from 12:00 Noon to 6:00 PM (ET). The estimated call duration is less than 2 minutes.

2.	VOTE ONLINE Log on to the website listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the on screen instructions.

3.

VOTE BY TOUCH-TONE TELEPHONE

Call the toll free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the recorded instructions.

4.	VOTE BY MAIL Complete, sign and date the enclosed proxy card(s), then return them in the enclosed postage paid envelope.

5.	VOTE IN PERSON Attend the adjourned meetings and vote in person.

If you have any questions about the proposals, or need assistance with voting, you may call Computershare Fund Services, each fund’s proxy solicitor, toll free at 1-866-963-6126. THANK YOU FOR VOTING!

BlackRock Utilities and Telecommunications Fund, Inc. BlackRock Focus Value Fund, Inc. BlackRock Small/Mid-Cap Growth Portfolio	BlackRock Healthcare Fund, Inc. BlackRock Global Growth Fund, Inc. BlackRock High Income Fund

IMPORTANT NOTICE:

SHAREHOLDER MEETINGS ADJOURNED UNTIL AUGUST 25, 2011
MAKE SURE YOUR VOICE AS A SHAREHOLDER IS HEARD BY VOTING YOUR SHARES AS SOON AS POSSIBLE.

Dear Shareholder:

We need your help! We recently mailed you proxy materials relating to proposals to be voted on at Special Meetings of Shareholders for the funds listed above that were convened on June 24, 2011. The meetings have been adjourned to allow shareholders more time to submit their voting instructions. The adjourned meetings will be held on August 25, 2011 at 9:30 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 1 University Square Drive, Princeton, NJ 08540-6455. This letter was sent because you held shares in one or more of the funds on the record date and we have not received your vote.

You may feel that you do not own enough shares to make a difference, but the Fund has thousands of other investors just like you. Therefore, every vote registered is extremely important to the outcome of your Fund.

VOTING NOW HELPS AVOID ADDITIONAL EXPENSES AND UNNECESSARY COMMUNICATIONS TO SHAREHOLDERS

For the reasons set forth in the proxy materials previously mailed to you, the Board of Directors/Trustees of each fund unanimously recommends that you vote “For” the approval of the proposals.

Please vote using one of the following options:

1.	VOTE ONLINE Log on to the website listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the on screen instructions.

2.

VOTE BY TOUCH-TONE TELEPHONE

Call the toll free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the recorded instructions.

3.	VOTE BY MAIL Complete, sign and date the enclosed proxy card(s), then return them in the enclosed postage paid envelope.

4.	VOTE IN PERSON Attend the adjourned meetings and vote in person.

If you have any questions about the proposals, or need assistance with voting, you may call Computershare Fund Services, each fund’s proxy solicitor, toll free at 1-866-963-6126. THANK YOU FOR VOTING!